UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2017 (July 27, 2017)
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MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
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200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.

☐

Item 2.02.    Results of Operations and Financial Condition.
On August 2, 2017, Molina Healthcare, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2017, the restructuring plan discussed in Item 2.05 below, and the results of an impairment assessment discussed in Item 2.06 below (the “August 2nd Press Release”). The full text of the August 2nd Press Release is included as Exhibit 99.1 to this report. The information contained in the website cited is not part of this report.

Item 2.05.    Costs Associated with Exit or Disposal Activities.
As a result of the Company’s poor operating performance and catalyzed by its change in management, the Company accelerated the implementation of a comprehensive restructuring and profitability improvement plan (the Restructuring Plan). Under the Restructuring Plan, the Company is taking the following actions:

1.
The Company is streamlining its organizational structure, including the elimination of redundant layers of management, the consolidation of regional support services, and other reductions to its workforce, to improve efficiency as well as the speed and quality of decision-making.

2.
The Company is re-designing core operating processes such as provider payment, utilization management, quality monitoring and improvement, and information technology to achieve more effective and cost efficient outcomes.

3.	The Company is remediating high cost provider contracts and building around high quality, cost-effective networks.

4.	The Company is restructuring its existing direct delivery operations.

5.	The Company is reviewing its vendor base to ensure that it is partnering with the lowest-cost, most-effective vendors.

6.
Throughout this process, the Company is taking precautions to ensure that its actions do not impede its ability to continue to deliver quality health care, retain existing managed care contracts, and to secure new managed care contracts.

Separation costs. As part of the Restructuring Plan, the Company is reducing its corporate and health plans workforce by approximately 10%, or 1,500 full-time-equivalent employees. This workforce rightsizing, which represents 7% of the total number of the Company’s employees, is expected to be completed by the end of 2017. Affected employees, who were notified on July 27, 2017, will receive severance payments and continuation of benefits for a limited term subject to execution of an effective general release with the Company. The Company’s board of directors approved the reduction in the Company’s workforce under the Restructuring Plan effective July 27, 2017; as such no amounts were accrued for this termination plan as of June 30, 2017.
Other restructuring costs. In the six months ended June 30, 2017, the Company incurred approximately $8 million in other restructuring costs including primarily consulting fees relating to the operational assessment and restructuring initiatives described above.

Expected costs. The Company estimates that total pre-tax costs associated with the Restructuring Plan will be approximately $130 million to $150 million for the second half of 2017, with an additional $40 million to be incurred in 2018. Other restructuring costs will include primarily consulting fees; costs associated with the termination of the Company’s direct delivery operations including lease terminations and accelerated depreciation and amortization; and restructuring of various corporate business functions.

The following table illustrates the Company’s estimates of costs associated with the Restructuring Plan, which the Company expects to be completed by the end of 2018, by segment and major type of cost:

Estimated Costs Expected to be Incurred by Reportable Segment	Health Plans	Other	Total
(In millions)
Separation costs–one-time benefit arrangement for a workforce reduction	$25 to $30	$35 to $40	$60 to $70
Other restructuring costs	$55 to $60	$55 to $60	$110 to $120
	$80 to $90	$90 to $100	$170 to $190

Item 2.06.    Material Impairments.
In connection with the Restructuring Plan described in Item 2.05 above, the Company determined that future benefits to be derived from Pathways, including integration with the Company’s health plans, would be less than previously anticipated. In addition, poorer than expected year-to-date operating results and lower projections of operating results for periods in the near term led the Company to conclude that a triggering event for an interim impairment analysis had occurred in the second quarter of 2017.

The Company evaluated Pathways’ finite-lived intangible assets (customer relationships and contract licenses) for impairment, which resulted in an impairment loss for the carrying amount of the intangible assets, or $11 million, in the second quarter of 2017. The Company also tested Pathways’ goodwill for impairment. The test resulted in a fair value less than Pathways’ carrying amount; therefore, the Company recorded an impairment loss for the difference, or $59 million, in the second quarter of 2017. In addition to the Pathways impairment loss, the Company recorded an impairment loss of $2 million for a separate subsidiary’s goodwill that did not pass the impairment test. These impairment losses will be reported in the Company’s Form 10-Q for the quarter ended June 30, 2017, expected to be filed later today.

The information under Item 2.02 of this Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains “forward-looking statements” regarding the Restructuring Plan and the amount and expected timing of costs, expense savings and other charges related to the Restructuring Plan. All forward-looking statements are based on current expectations that are subject to numerous risk factors that could cause actual results to differ materially. Such risk factors include, without limitation: the possibility that the expected efficiencies, cost savings and other goals of the Restructuring Plan will not be realized, or will not be realized within the expected time period; the loss of key employees as a result of the Restructuring Plan; and the risk that the restructuring costs may be greater than anticipated or may have unanticipated adverse impacts. Information regarding the other risk factors to which the Company is subject is provided in greater detail in its periodic reports and filings with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K, and most recent Quarterly Reports on Form 10-Q. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, the Company cannot give assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by its forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements. All forward-looking statements in this Current Report on Form 8-K represent the Company’s judgment as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in the Company’s expectations that occur after the date of this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits:

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued August 2, 2017, as to financial results for the second quarter ended June 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	August 2, 2017	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Molina Healthcare, Inc., issued August 2, 2017, as to financial results for the second quarter ended June 30, 2017.